UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2017

FAMOUS DAVE’S OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21625	41-1782300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)

12701 Whitewater Drive, Suite 200, Minnetonka, MN 55343

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 15, 2017, Famous Dave’s of America, Inc. (the “Company”) issued a press release, which is attached hereto as Exhibit 99.1, announcing the financial results for the Company’s first quarter of its fiscal year 2017.

The information set forth in Item 2.02 of this Current Report on Form 8-K is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 2.02 of this Current Report on Form 8-K, including exhibit 99.1 shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

Effective May 15, 2017, the Board of Directors (the “Board”) of the Company elected Eric S. Hirschhorn to serve as a director of the Company to fill a vacancy on the Board.

Mr. Hirschhorn, age 35, served in various capacities at Restaurant Brands International through March 2017. Most recently, he served as the President of Burger King Canada from June 2016 to March 2017. From June 2013 to May 2016, Mr. Hirschhorn served as Burger King’s Chief Marketing Officer for North America and prior to that, from May 2012 to June 2013, he served as Vice President of Market Intelligence and Global Innovation for Burger King. Mr. Hirschhorn first joined Burger King in November 2010 as part of 3G Capital’s management team as Vice President of Business Performance. Prior to joining Burger King, Mr. Hirschhorn served as General Counsel of 3G Capital from 2008 to 2010, an investment firm based in New York where he served as key counsel in the acquisition of Burger King. Immediately upon graduating from law school, he was hired as an associate in the Technology, Media & Communications department at Thelen Reid Brown Raysman Steiner. Mr. Hirschhorn received his J.D. from the Benjamin N. Cardozo School of Law and his B.A from the University of Pennsylvania.

There are no arrangements or understandings between Mr. Hirschhorn and any other person pursuant to which he was selected as a director and there are no transactions that would require disclosure under Item 404(a) of Regulation S-K. At this time, Mr. Hirschhorn has not been appointed to any committees of the Board; however, upon such appointment, the Company will file a Current Report on Form 8-K/A to disclose such fact.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 15, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMOUS DAVE’S OF AMERICA, INC.

Date: May 15, 2017	By:	/s/ Dexter Newman
Name: Dexter Newman
Title: Chief Financial Officer and Secretary